Exploration and evaluation assets and mining data	12 Months Ended
Dec. 31, 2025
Exploration And Evaluation Assets And Mining Data [Abstract]
Exploration and evaluation assets and mining data
15. Exploration and evaluation assets and mining data

	Mining Data	Exploration and evaluation assets	Total
	$	$	$
Cost
As at January 1, 2024	12,746,135	57,064,468	69,810,603
Additions	-	47,766,920	47,766,920
As at December 31, 2024	12,746,135	104,831,388	117,577,523
Additions	-	23,409,073	23,409,073
As at December 31, 2025	12,746,135	128,240,461	140,986,596
All of our exploration and evaluation assets and mining data relate to the Kabanga Nickel Project in Tanzania.
The capitalization of exploration and evaluation costs is based on the reasonable prospect that the Kabanga Nickel Project can be developed into a profitable mining operation. It assumes that the exploration and evaluation expenditure and study work relating to a mineral resource within a valid license area could result in cash in-flows over time, either through sale or development. Exploration and evaluation expenditures are recognized and measured at cost and the related assets are classified as intangible assets.
Lifezone assesses if the exploration and evaluation phase has been concluded on a project-by-project basis. At the earliest, an exploration asset gets reclassified as a development asset when a current and positive feasibility study describing the development path for the mineral resource was released and is available publicly. That is typically the time when a mineral reserve gets declared. A reclassification will happen at the latest when an exploration asset gets approved for development, via a FID.
Where Lifezone is unsuccessful in acquiring or being granted a tenement area, any such costs are immediately expensed. All costs incurred prior to securing the legal right to undertake exploration activities on a project are written off as incurred. Exploration and evaluation expenditures do not include expenditures incurred after the technical feasibility and commercial viability of extracting a mineral resource are demonstrable.
Additions during the period are capitalized exploration and evaluation costs linked to the Kabanga Nickel Project in Tanzania. Technical and administrative overheads incurred in connection to exploration and evaluation activities are capitalized as exploration and evaluation assets.
During the year ended December 31, 2025, $18.27 million (2024: $22.03 million) of the gross total general and administrative expenses was capitalized to exploration and evaluation assets as part of the Kabanga Nickel Project.
Exploration and evaluation assets include net borrowing costs on senior secured bridge loan facility capitalized during the year ended December 31, 2025, of $1.02 million (2024: $nil). These costs relate to the senior secured bridge loan facility that has been entered into for the development of the Kabanga Nickel Project.